                     SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [ ]  Confidential, for Use of the
                                        Commission Only (as permitted by
                                        Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                         UNIT CORPORATION
________________________________________________________________________________
           (Name of Registrant as Specified In Its Charter)
________________________________________________________________________________
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2) or
     Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     ___________________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:
     ___________________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     ___________________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
     ___________________________________________________________________________

     (5)  Total fee paid:
     ___________________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     ___________________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:
     ___________________________________________________________________________

     (3)  Filing Party:
     ___________________________________________________________________________

     (4)  Date Filed:
     ___________________________________________________________________________

Notes:

                            UNIT CORPORATION




                               __________



                        Notice of Annual Meeting

                                   and

                             Proxy Statement




                               __________



                     Annual Meeting of Shareholders

                               May 7, 1997

                            TABLE OF CONTENTS
                            _________________

                                                                      Page
                                                                      ----
CHAIRMAN'S LETTER. . . . . . . . . . . . . . . . . . . . . . . . . . . .1

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS . . . . . . . . . . . . . . . .2

PROXY STATEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . .4

     General Information . . . . . . . . . . . . . . . . . . . . . . . .4

          Expenses of Solicitation . . . . . . . . . . . . . . . . . . .4
          Revocability of Proxies  . . . . . . . . . . . . . . . . . . .5
          Manner of Voting Proxies . . . . . . . . . . . . . . . . . . .5

     Item No. 1 Election of Directors. . . . . . . . . . . . . . . . . .5

          Board of Directors and Committees. . . . . . . . . . . . . . .9

               General . . . . . . . . . . . . . . . . . . . . . . . . .9
               Committees of the Board . . . . . . . . . . . . . . . . .9
               Compensation. . . . . . . . . . . . . . . . . . . . . . .9

          Executive Compensation . . . . . . . . . . . . . . . . . . . 10

               Summary Compensation Table. . . . . . . . . . . . . . . 10
               Option/SAR Grants in 1996 . . . . . . . . . . . . . . . 12
               Aggregate Option/SAR Exercises in
                    1996 and Option Values at
                    December 31, 1996. . . . . . . . . . . . . . . . . 13
               Long Term Incentive Plan Awards . . . . . . . . . . . . 13
               Pension Plans . . . . . . . . . . . . . . . . . . . . . 13
               Change-In-Control Arrangements. . . . . . . . . . . . . 14
               Report of Compensation Committee of
                    The Board of Directors on
                    Executive Compensation . . . . . . . . . . . . . . 14

          Voting Securities and Common Stock Ownership
               of Directors and Management . . . . . . . . . . . . . . 16

          Stock Performance Graph. . . . . . . . . . . . . . . . . . . 18

          Compensation Committee Interlocks
               and Insider Participation . . . . . . . . . . . . . . . 19











                                   (i)

     Item No. 2. Ratification of Selection
          of Independent Accountants . . . . . . . . . . . . . . . . . 19

     Other Matters . . . . . . . . . . . . . . . . . . . . . . . . . . 19

          Certain Transactions Between the Company
               and Its Officers, Directors, Nominees
               for Directors and Their Associates . . . . . . . . . .  19

          Voting Securities and Common Stock Ownership of
               Certain Beneficial Owners. . . . . . . . . . . . . . .  20

          Compliance with Section 16(a) of the
               Exchange Act . . . . . . . . . . . . . . . . . . . . .  21

          Matters Which May Come Before The Meeting. . . . . . . . . . 21

          Submission of Shareholder Proposals. . . . . . . . . . . . . 21







































                                   (ii)

Dear Shareholders:

     On behalf of the Board of Directors and management, I would like to invite you to attend Unit Corporation's Annual Meeting of Shareholders to be held on Wednesday, May 7, 1997, at 8:30 a.m., in the Green Room on the ninth floor of the Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma.

     By attending the meeting you will have an opportunity to hear a report on the operations of the Company and to meet our directors and officers.

     Information about the meeting, including the various matters on which you, as our shareholders, will act may be found in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

     Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. Please sign, date and return the enclosed proxy in the envelope provided.

     I look forward to your participation and thank you for your continued support.

                                    Sincerely,




                                    King P. Kirchner
                                    Chairman and Chief
                                    Executive Officer

                            UNIT CORPORATION

                         1000 Kensington Tower I
                            7130 South Lewis
                          Tulsa, Oklahoma 74136

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held On May 7, 1997


TO THE SHAREHOLDERS OF UNIT CORPORATION:

     The Annual Meeting of Shareholders of Unit Corporation, a Delaware corporation (the "Company"), will be held in the Green Room on the ninth floor of the Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma, on Wednesday, May 7, 1997, at 8:30 a.m., local time, for the following purposes:

     Item No. 1     To elect two Class I Directors, comprising the members of
     the class of directors whose terms expire at the Annual Meeting, for a three-year term expiring in 2000;

     Item No. 2     To ratify the selection of Coopers & Lybrand L.L.P., Tulsa,
     Oklahoma, as independent certified public accountants for the Company for its fiscal year 1997;

     and to transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     The Board of Directors has fixed the close of business on March 19, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting. A complete list of such shareholders will be open for examination by any shareholder for any purpose germane to the meeting at the Company's office at 1000 Kensington Tower I, 7130 South Lewis, Tulsa, Oklahoma 74136, for a period of ten days prior to the meeting.

      The Company's Proxy Statement and Annual Report are submitted herewith.

                                   By Order of the Board of Directors



                                   Mark E. Schell
                                   Secretary and
                                   General Counsel

Tulsa, Oklahoma
March 25, 1997



                         YOUR VOTE IS IMPORTANT

EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR ENCLOSED PROXY SO THAT YOUR SHARES
MAY BE VOTED IN ACCORDANCE WITH YOUR WISH AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO TIMELY REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT YOU SHOULD ATTEND THE MEETING.

                             UNIT CORPORATION

                         1000 Kensington Tower I
                            7130 South Lewis
                          Tulsa, Oklahoma 74136


                             PROXY STATEMENT
               ANNUAL MEETING OF SHAREHOLDERS MAY 7, 1997


                                 GENERAL
                               INFORMATION


     This Proxy Statement is furnished in connection with the solicitation of proxies by the management and Board of Directors of Unit Corporation (the "Company") to be used at the Annual Meeting of Shareholders to be held Wednesday, May 7, 1997, at 8:30 a.m., local time, in the Green Room on the ninth floor of the Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma and all adjournment(s) thereof, for the purposes set forth in the copy of the Notice of Annual Meeting which precedes this Proxy Statement. The Company's executive offices are located at 1000 Kensington Tower I, 7130 South Lewis, Tulsa, Oklahoma 74136. The approximate date upon which this Proxy Statement, the accompanying proxy card and the Company's Annual Report to Shareholders are being mailed to shareholders is March 31, 1997.

     At the close of business on March 19, 1997, there were 24,176,734 outstanding shares of the Common Stock, par value $.20 per share, of the Company's ("Common Stock"), the holders of which are entitled to one vote per share on all matters. There is no other class of securities of the Company entitled to vote at the meeting. Only shareholders of record at the close of business on March 19, 1997 will be entitled to vote at the Annual Meeting.

                        EXPENSES OF SOLICITATION

     The expenses in connection with the solicitation of proxies, including the cost of preparing, handling, printing and mailing the Notice of Annual Meeting, Proxy Statement and form of proxy, have been or will be borne by the Company. The Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to their principals to obtain authorization for the execution of proxies.

     Directors, officers and other employees of the Company may solicit proxies personally, by telephone or telegram from some shareholders if proxies are not received promptly. In addition, the firm of Regan & Associates, Inc., New York, New York, has been retained to assist in the solicitation of proxies at a fee of $3,500, plus expenses.

                          REVOCABILITY OF PROXIES

     The form of proxy enclosed is for use at the Annual Meeting if a shareholder is unable to attend or does not desire to vote in person. At any time before the shares represented by the proxy are voted at the Annual Meeting, the shareholder may revoke the proxy by delivering to the Secretary of the Company a written revocation of proxy or by the shareholder's affirmatively electing to vote in person while in attendance at the Annual Meeting.

                        MANNER OF VOTING PROXIES

     The accompanying proxy card is designed to permit each shareholder of record at the close of business on March 19, 1997 to vote in the election of directors and on the proposals described in this statement.

     With respect to the election of directors, the proxy card provides space for a shareholder to withhold voting for any or all nominees for the Board of Directors or to abstain from voting for any proposal if the shareholder chooses to do so. Under the provisions of the Delaware General Corporation law and the Company's By-laws, a majority of the shares of Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Annual Meeting. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter shall be the act of the shareholders. Abstentions are treated as votes against a proposal and broker non-votes have no effect on the vote. Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

     All shares represented by valid proxies received prior to the meeting, and not revoked, will be voted. Shares represented by the proxy will be voted in accordance with the instructions on the proxy.

     If the proxy is signed and returned to the Company but no instructions are given, the proxies intend to vote the shares represented thereby to approve Items numbered 1 and 2, as set forth in the accompanying Notice of Annual Meeting of Shareholders. Although the Board of Directors does not contemplate that any of its nominees will be unavailable for election, in the event of a vacancy in the slate of nominees it is presently intended that the proxy will be voted for the election of a nominee who will be selected by the Board of Directors. As to any other business that may properly come before the meeting, including all matters incident to the conduct of the meeting, it is intended that the proxy will be voted in respect thereof in accordance with the judgment of the person voting the proxies.


                      ITEM NO. 1 ON THE PROXY CARD
                          ELECTION OF DIRECTORS


     The Board of Directors is divided into three classes - Class I, Class II and Class III - with each class being as equal in size as possible and with the term of office of each class ending in successive years. There are currently eight members of the Board of Directors, two members in Class I and three members in Class II and Class III. The terms of office of Class I will expire with this Annual Meeting of Shareholders. The terms of the directors of Class II and Class III do not expire until 1998 and 1999, respectively, and, consequently, their successors are not to be elected at this Annual Meeting.
The two members of Class I, John G. Nikkel and John S. Zink, have been nominated for re-election. These nominees will, if elected, serve three years until their successors are duly elected and qualified.

     THE BOARD OF DIRECTORS URGES YOU TO VOTE FOR THE BOARD OF DIRECTORS' NOMINEES FOR CLASS I. PROXIES SOLICITED HEREBY WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

     Following is certain information about each nominee - incumbent and those Directors whose terms of office will continue after the Annual Meeting.


                      NOMINEES FOR TERMS EXPIRING IN 2000


                                                                  Approximate
                                                                   Number of
                                                                    Shares
                                                      Served    of Common Stock
                                                        As       Beneficially
                          Principal Occupation and   Director     owned as of
Name             Age    Five Year Employment History  Since    March 19, 1997(1)
--------------   ---    ---------------------------- --------  -----------------

John G. Nikkel    62      President and Chief          1983        361,509(2)
                          Operating Officer.

John S. Zink      68      Member of the Audit and      1982         53,500(3)
                          Compensation Committees.
                          Founder of Zeeco, Inc.,
                          Tulsa, Oklahoma.


                      DIRECTORS WHOSE TERMS EXPIRE IN 1998

                                                                  Approximate
                                                                   Number of
                                                                     Shares
                                                      Served    of Common Stock
                                                        As       Beneficially
                          Principal Occupation and   Director      owned as of
 Name             Age   Five Year Employment History  Since    March 19, 1997(1)
-------------     ---   ---------------------------- --------  -----------------

Earle Lamborn     62      Senior Vice President-       1979        300,131(4)
                          Drilling.

William B. Morgan 52      Member of the Audit          1988         22,500(3)
                          Committee.  Executive
                          Vice President and General
                          Counsel of St. John Medical
                          Center, Inc.

John H. Williams  78      Member of the Compensation   1988         13,500(3)
                          Committee.  Retired in 1978
                          as Chairman and Chief
                          Executive Officer of The
                          Williams Companies of Tulsa,
                          Oklahoma.


                      DIRECTORS WHOSE TERMS EXPIRE IN 1999

                                                                   Approximate
                                                                    Number of
                                                                     Shares
                                                      Served    of Common Stock
                                                        As        Beneficially
                          Principal Occupation and   Director      owned as of
Name              Age   Five Year Employment History   Since   March 19, 1997(1)
----------------  ---   ---------------------------- --------  -----------------

King P. Kirchner  69      Chairman of the Board of     1963      1,224,342(5)
                          Directors of the Company
                          and Chief Executive Officer.

Don Cook          72      Member of the Audit and      1963         18,138(3)
                          Compensation Committees.
                          Retired Partner with the
                          accounting firm of
                          Finley & Cook.

Don Bodard        77      Chairman of the Board of     1994      1,485,428(3)
                          Directors of Ameribank,
                          Shawnee, Oklahoma.

(1) The number of shares includes the shares presently issued and outstanding plus the number of shares which any owner has the right to acquire within 60 days after March 19, 1997. For purposes of calculating the percent of the shares outstanding held by each owner, the total number of shares excludes the shares which all other persons have the right to acquire within 60 days after March 19, 1997, pursuant to the exercise of outstanding stock options.

(2) Includes 102,460 shares attributable to shares of Common Stock not outstanding but which may be exercised within 60 days at the discretion of the holder; 27,913 shares held under the Company's 401(k) thrift plan as of December 31, 1996; and 7,149 shares held by a private company over which Mr. Nikkel has voting and investment power. Of the shares listed, Mr. Nikkel disclaims any beneficial interest in 76,000 shares.

(3) Includes unexercised stock options under the Company's Non-Employee Directors' Stock Option Plan to each of the following which may be exercised at the discretion of the holder: Don Cook, 12,500; William B. Morgan, 12,500; John H. Williams, 12,500; John S. Zink, 12,500; Don Bodard, 5,000; all non-Employee Directors as a group, 55,000.

(4) Includes 53,500 shares attributable to shares of Common Stock not outstanding but which may be exercised within 60 days at the discretion of the holder and 9,416 shares held under the Company's 401(k) thrift plan as of December 31, 1996. Of the shares listed, 199,460 are held in trust for Mr. Lamborn's wife for her benefit and Mr. Lamborn disclaims beneficial interest in such shares.

(5) Includes 7,594 shares of Common Stock held under the Company's 401(k) thrift plan as of December 31, 1996. Of the shares listed, Mr. Kirchner disclaims any beneficial interest in 28,828 shares.
_______________

     Mr. Lamborn has been actively involved in the oil field for over 40 years, joining the Company's predecessor in 1952 prior to its becoming a publicly-held corporation. He was elected Vice President, Drilling in 1973 and to his current position as Senior Vice President, Drilling and director in 1979.

     Mr. Morgan was elected a director of the Company in February, 1988. Mr. Morgan has been Executive Vice President and General Counsel of St. John Medical Center, Inc., Tulsa, Oklahoma, since March 1, 1995 and, since October 1, 1996, the President of its principal for profit subsidiary Utica Services, Inc. Prior thereto, he was a Partner in the law firm of Doerner, Saunders, Daniel & Anderson, Tulsa, Oklahoma.

     Mr. Williams was elected a director of the Company in December of 1988. Prior to retiring on December 31, 1978, he was Chairman of the Board and Chief Executive Officer of The Williams Companies, Inc. Mr. Williams also serves as a director of Apco Argentina, Inc. and Willbros Group, Inc.

     Mr. Kirchner, a co-founder of the Company, has been the Chairman of the Board and a director since 1963 and was President until November, 1983. Mr. Kirchner is a Registered Professional Engineer within the State of Oklahoma, having received degrees in Mechanical Engineering from Oklahoma State University and in Petroleum Engineering from the University of Oklahoma.

     Mr. Nikkel joined the Company in 1983 as its President and a director.
From 1976 until January 1982 when he co-founded Nike Exploration Company, Mr. Nikkel was an officer and director of Cotton Petroleum Corporation, serving as the President of the Company from 1979 until his departure. Prior to joining Cotton, Mr. Nikkel was employed by Amoco Production Company for 18 years, last serving as Division Geologist for Amoco's Denver Division. Mr. Nikkel presently serves as President and a director of Nike Exploration Company. Mr. Nikkel received a Bachelor of Science degree in Geology and Mathematics from Texas Christian University.

     Mr. Zink was elected a director of the Company in May, 1982. He is a principle in several privately held companies engaged in the businesses of designing and manufacturing equipment used in the petroleum industry, construction and heating and air conditioning services and installation. He holds a Bachelor of Science degree in Mechanical Engineering from Oklahoma State University. He is also a director of Liberty Bankcorp, Tulsa and Oklahoma City, Oklahoma and Matrix Service Company, Tulsa, Oklahoma.

     Mr. Cook has served the Company as a director since the Company's inception. He is a Certified Public Accountant and a retired partner in the accounting firm of Finley & Cook, Shawnee, Oklahoma.

     Mr. Bodard, a co-founder of the Company, served as a director from 1963 until February, 1988 when he resigned. From February, 1988 until August 23, 1994, when Mr. Bodard was again elected a director of the Company, he served as a Consultant to the Board of Directors. He is Secretary-Treasurer of Bodard & Hale Drilling Company, an Oklahoma based drilling company and owner and Chairman of the Board of Ameribank Corporation, Shawnee, Oklahoma.


                    BOARD OF DIRECTORS AND COMMITTEES

General
-------
     The business of the Company is managed under the direction of the Board of Directors. The Board meets on a regularly scheduled basis during the Company's fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. The Board of Directors held seven regular meetings during fiscal 1996. No director attended fewer than 75% of the aggregate of the total of such meetings and of the committees of the Board on which he served during the fiscal year.

Committees of the Board
-----------------------
     The Board of Directors has established standing Audit and Compensation committees. The membership of each of these committees is determined from time to time by the Board. The Audit Committee appoints the independent auditors subject to ratification by the Board, meets with the independent auditors to review with them the scope and results of their audit of the Company's financial statements and consults with the Company's personnel to determine the adequacy of internal accounting controls. The Compensation Committee determines the salaries payable to the Company's officers and authorizes grants of stock options. Only directors who are not officers of the Company serve on the Audit and Compensation Committees. The Audit Committee met three times and the Compensation Committee met two times during the fiscal year ended December 31, 1996.

Compensation
------------
     Committee members are paid an annual retainer fee of $2,000 per standing committee served upon and $500 for any committee meetings attended. Directors of the Company (other than officers) are paid attendance fees of $750 per meeting attended and an annual retainer fee of $15,000 payable quarterly.

     On May 6, 1992, the Company's shareholders approved the Unit Corporation Non-Employee Directors' Stock Option Plan (the "Plan") providing for the granting of options for up to an aggregate of 100,000 shares of Common Stock of the Company, subject to adjustment in certain events, to members of the Board of Directors who are not employees of the Company or any subsidiary (a "non-Employee Director"). Automatic grants of options to purchase 2,500 shares of the Company's Common Stock are made to each non-Employee Director on the first business day following each annual meeting of shareholders of the Company from May 1992 to May 2002. The option price will be the fair market value of the Company's Common Stock on the date of grant. Payment may be made in cash or in shares of Company Common Stock that have been held by the director for at least one year. No stock option may be exercised during the first six months of its term except in the case of death.

     Each option extends for 10 years from the date of grant. If any optionee's service as a director terminates for any reason other than death, resignation or removal for cause, any unexpired option which is then exercisable will remain exercisable for a period of one year following the date of termination. If a non-Employee Director dies while in office, the option will be exercisable for two years following the date of death whether or not the option was exercisable at such date. If a non-Employee Director dies after ceasing to be a director and during a period when a stock option is exercisable, the option will be exercisable for one year after the date of death. If a non-Employee Director resigns or is removed from office for cause, any option which is not yet exercisable will be forfeited, and any exercisable option must be exercised within 90 days.

     The Plan may be terminated at any time or may, from time to time, be modified or amended by the Board of Directors except the Plan provisions shall not be amended more than once every six months other than to comport with changes in the Internal Revenue Service Code or the rules thereunder or to assure that stock options granted under the Plan qualify for the exemption provided by Rule 16b-3 of the Securities Exchange Act of 1934. In 1996 stock options were granted for an aggregate of 12,500 shares at $6.875 per share. An aggregate of 55,000 shares are currently subject to outstanding options. None of these options have been exercised.

                         EXECUTIVE COMPENSATION

Summary Compensation Table
--------------------------
     The following table sets forth information with respect to the compensation of the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company for services in all capacities to the Company and its subsidiaries in 1994, 1995 and 1996.

                                     SUMMARY COMPENSATION TABLE
                                                                  Long Term Compensation
                                   Annual Compensation<F1>            Awards          Payouts
                              -----------------------------  ---------------------------------

    (a)               (b)       (c)      (d)         (e)         (f)          (g)        (h)        (i)
                                                    Other
   Name                                             Annual    Restricted   Securities
   and                                              Compen-     Stock     Underlying    LTIP     All Other
Principal                     Salary    Bonus       sation     Award(s)    options/    Payout   Compensation
Position(s)           Year      ($)       ($)       ($)<F2>      ($)       SARs (#)      ($)       ($)<F3>
---------------       ----    -------  --------     -------  -----------  ----------- --------   ------------
King P. Kirchner      1996    200,000        0           0       0                0      0          7,500
Chairman and CEO      1995    200,000        0           0       0                0      0          4,485
                      1994    200,000        0           0       0                0      0          3,231

John G. Nikkel        1996    210,000  168,333<F4>   7,669       0           30,000      0          7,500
President and COO     1995    210,000   61,666       6,391       0                0      0          4,485
                      1994    200,000   43,333       1,554       0           22,500      0          4,786

Earle Lamborn         1996    115,000   33,333       1,440       0           10,000      0          7,359
Sr. Vice President -  1995    115,000   25,000       2,718       0                0      0          4,186
Drilling              1994    110,000   15,000       1,252       0           10,000      0          2,495

Philip M. Keeley      1996    155,000  110,000<F4>   1,440       0           10,000      0          5,812
Sr. Vice President -  1995    155,000   28,800       8,056       0                0      0          4,485
Exploration &         1994    150,000   23,333         376       0           10,000      0          3,358
Produciton

Larry D. Pinkston     1996    110,000   19,667           0       0            7,500      0          5,323
V. P., CFO            1995    105,000   17,000           0       0                0      0          3,033
and Treasurer         1994    100,000   14,000           0       0            7,500      0          2,150

<F1>  Compensation deferred at the election of an executive is included in the year earned.

<F2>  The amount listed under the Other Annual Compensation column represents the dollar value associated with the use of a Company vehicle by the named executive officer.

<F3>  "All Other Compensation" represents the Company's matching contributions to the Company 401(k) thrift plan for the named executive officer.

<F4>  The amounts indicated reflect the acceleration of the payment of bonuses awarded to Mr. Nikkel and Mr. Keeley in 1995 and 1996. These awards are generally paid out in three annual installments. The amounts shown reflect the payment of the third installment of the 1995 bonus, otherwise due January 1997, and the second and third installments of the 1996 bonus awards, otherwise due January 1997 and January 1988, respectively. These bonus awards were accelerated at the discretion of the Compensation Committee and used by the named executive officer to pay the exercise price of certain stock options exercised in fiscal 1996.

Option/SAR Grants in 1996
-------------------------
     The following table sets forth information concerning individual grants of stock options during 1996 to each of the named executive officers of the Company.

                                    OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                           Individual Grants <F1>                 Potential Realizable
                                                                                    Value at Assumed
                                                                                  Annual Rates of Stock
                                                                                 Price Appreciation for
                                                                                    Option Term <F4>
                      ---------------------------------------------------------  ----------------------
        (a)               (b)             (c)             (d)           (e)          (f)        (g)
                      Number of        % of total
                      Securities      Options/SARs      Exercise
                      Underlying      Granted to        or Base
                      Options/SARs    Employees in      Price        Expiration
       Name           Granted (#)<F2> Fiscal Year<F2>   ($/Sh)<F3>      Date         5%($)     10%($)
----------------      --------------  ---------------   ----------   ----------    -------    -------
King P. Kirchner
Chairman and CEO          N/A              N/A             N/A           N/A         N/A        N/A

John G. Nikkel
President and COO       30,000            20.07           8.75        12/20/06     165,090    418,350

Earle Lamborn
Sr. Vice President
Drilling                10,000             6.69           8.75        12/20/06      55,030    139,450

Philip M. Keeley
Sr. Vice President
Exploration and
Production              10,000             6.69           8.75        12/20/06      55,030    139,450

Larry D. Pinkston
V.P., CFO and
Treasurer                7,500             5.02           8.75        12/20/06      41,273    104,588

<F1>  No Stock Appreciation Rights (SARs) were awarded in the 1996 fiscal year.

<F2>  Based on a total of 149,500 options being granted to certain employees during fiscal 1996.

<F3>  All options were granted on December 20, 1996 at an exercise price equal to the closing market price of the Company's
      Common Stock on the New York Stock Exchange on that date.  The options vest in 20% annual increments commencing
      12 months after their date of grant.  All options vest immediately in the event of a change in control, as defined in the plan.

<F4>  Caution is recommended in interpreting the financial significance of these figures.  They are calculated by multiplying the number of options granted by the difference between a future hypothetical stock price and the option exercise price and are shown pursuant to rules of the Securities and Exchange Commission.  They assume the value of the Company's
      Common Stock appreciates 5% and 10% each year, compounded annually, for ten years (the life of each option).  They are not intended to forecast possible future appreciation, if any, of such stock price or to establish a present value of options.  Also, if appreciation does occur at the 5% or 10% per year rate, the amounts shown would not be realized by the recipients until the year 2006.  Depending on inflation rates, these amounts may be worth significantly less in 2006, in real terms, than their value today.
                                       12

Aggregate Option/SAR Exercises in 1996
and Option Values at December 31, 1996
--------------------------------------
     The following table provides information as to stock options exercised by each of the named executive officers in 1996 and the value of the stock options held by such executives at year end measured in terms of the fair market value of the Common Stock on December 31, 1996.

     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
       (a)              (b)         (c)                (d)                            (e)
                                                    Number of
                                                    Securities                     Value of
                     Shares                         Underlying                   Unexercised
                    Acquired      Value             Unexercised                  In-the-Money
                   on Exercise   Realized          Options/SARs at              Options/SARs at
     Name              (#)        ($)<F1>            FY-End (#)                  FY-End ($)<F2>
----------------   -----------   --------   --------------------------    --------------------------
                                            Exercisable  Unexercisable    Exercisable  Unexercisable
                                            -----------  -------------    -----------  -------------
King P. Kirchner        N/A         N/A         N/A           N/A             N/A           N/A

John G. Nikkel       137,000      534,750     112,500        52,500         797,219       180,844

Earle Lamborn         50,000      231,250      53,500        19,000         377,756        70,313

Philip M. Keeley     102,900      464,512      53,500        19,000         377,756        70,313

Larry D. Pinkston     10,000       46,250      27,500        15,000         193,831        57,938

<F1>  Value realized equals fair market value of the stock on date of exercise, less the exercise price, times the number of shares acquired.

<F2>  The value of unexercised in-the-money options at year end assumes a fair market value for the Company's Common Stock of
      $9.6875, the average of the high and low prices of the Company's Common Stock on the New York Stock Exchange on December 31,
      1996.  Value is calculated on the basis of the difference between the option exercise price and $9.6875 multiplied by the number of shares of Common Stock underlying the options.

Long Term Incentive Plan Awards
-------------------------------
     The Company does not currently have any Long Term Incentive Plans.

Pension Plans
-------------
     The Company does not currently have any Pension Plans.

Change-In-Control Arrangements
------------------------------
     The Unit Corporation Amended and Restated Stock Option Plan contains a provision whereby all stock options will automatically become fully vested and immediately exercisable without the requirement of any further act by the Company or participant in the event of a "change of control" of the Company. A "change-in-control" is deemed to have occurred at such time as any person (as such term is used in Sections 3(a)(9) and 13(d) of the Securities Exchange Act of 1934, as amended), other than the Company or an Exempt Person, is or becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities. An Exempt Person is generally defined to be any person (or estate or trust of such person) who, on the date of the plan, owned securities of the Company representing more than 20% of the combined voting power of the Company's then outstanding securities, and any spouse, parent or issue of such person.

     On December 20, 1996, effective as of January 1, 1997, the Company's Board of Directors adopted the Separation Benefit Plan of Unit Corporation and Participating Subsidiaries (the "Plan"). The Plan is generally applicable to all full time salaried employees of the Company and its two principal subsidiaries, excluding any employees who are also directors of the Company, who have been with their employer for at least one year. Subject to all of the terms of the Plan, any eligible employee whose employment is terminated by his or her employer is entitled to receive a separation benefit in an amount calculated by dividing such eligible employee's annual base salary in effect immediately prior to such employee's separation by 52 to determine a weekly separation benefit amount. The number of weekly separation benefit payments then payable to such employee is calculated based on the employee's years of service in accordance with a schedule set forth in the Plan. Employees who voluntarily leave their employment are not entitled to receive a separation benefit unless they have completed at least 20 years of service. Any eligible employee who has completed 20 years of service or more is vested in his or her separation benefit, subject to fulfilling the other requirements of the Plan. Separation benefit payments are limited to a maximum of 104 weekly payments.
The Plan also provides that, unless otherwise provided by the Company's Board of Directors prior to a "change-in-control" of the Company, as defined in the Plan, all eligible employees shall be vested in their separation benefit as of the date of such "change-in-control" based on their years of service. As a precondition to receiving the separation benefits, employees must sign a separation agreement waiving any claims the employee may have against the Company or its subsidiaries.

Report of the Compensation Committee of the
-------------------------------------------
Board of Directors on Executive Compensation
--------------------------------------------
     The disclosure contained in this section of the Proxy Statement should not be incorporated by reference into any prior filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporated future filings or portions thereof (including this proxy statement or the "Executive Compensation" section of this proxy statement).

     The Committee is responsible for setting and overseeing the compensation of the Company's executive officers. The Compensation Committee of the Board of Directors is composed entirely of independent outside directors. Furthermore, there are no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers serve on the Committee. The members of the Committee are John S. Zink, Don Cook and John H. Williams.

     Objectives and Considerations - The general objectives of the Compensation Committee in determining executive compensation are to attract, retain and reward qualified individuals serving as executive officers of the Company. To achieve these objectives, the Committee relies primarily on salary, annual bonuses (awardable either in stock or cash) and awards under the Company's stock option plan, with the last two being variable. In making its decisions, the Committee takes into account the conditions within the Company's industry, the generation of income and cash flow by the Company and its various subsidiaries and the attainment of any designated business objectives. Individual performances are also reviewed, taking into account the executive officer's responsibilities, experience and potential, his or her period of service and current salary and compensation levels as compared to similar positions at other companies. The Committee's evaluation of these considerations is primarily subjective and, to-date, it has not established any specific written compensation plans or formulas pursuant to which the executive officers' annual compensation is determined.

     Base Salary - The Company does not currently have an employment agreement with any of the executive officers. In determining the base salaries for the executive officers for 1996 the Committee relied primarily on its evaluation of the responsibilities of the position as compared with other executive positions in the marketplace. In doing so, the Committee relied, to a large extent, on the Peat Marwick Oil and Gas Corporation Survey 1995 Report which surveyed the compensation and benefit programs of ninety-three oil and gas related companies, one of which was the Company. It was the Committee's objective to set the executives' base salary at approximately the competitive mid-range reflected in the survey. Within this established range structure, the Committee then approved any changes in amounts of executive compensation based on individual performance evaluations. Taking these factors into consideration, the Committee, with the exception of Mr. Kirchner's salary which is discussed below, decided not to increase the salaries of each of the named executive officers with the exception of Mr. Pinkston whose salary was increased by 4.8%.

     Bonuses - Executive officers are eligible to earn annual bonuses either in cash or in stock. Stock bonuses are awarded pursuant to the Company's Employee Bonus Plan approved by the Company's shareholders on May 1, 1985 and amended on May 3, 1995. The amount and type of any bonuses awarded to executive officers is determined solely at the subjective discretion of the Committee. The Committee does not base its decisions on predetermined formulas, choosing instead to rely on its evaluation of the various considerations set forth above. In addition, when appropriate, bonuses are awarded to recognize short-term individual performance.

     Stock Options - The stock options granted under the Company's Amended and Restated Stock Option Plan, approved by the Company's shareholders on May 2, 1985 and amended on May 3, 1989 and May 3, 1995, provide an incentive for executive officers to manage with a view to maximization of long-term shareholder value. Historically, although not required, stock option grants are made at 100% of the market price on the date of grant and are exercisable in annual 20% increments after one year and have a ten year life. The number of options that are granted to an executive officer are based on the individual's performance and level of responsibility. Option awards will vary in size based on position level (more senior managers receive a higher multiple). Stock Options are granted to the executive officers at the discretion of the Committee. The Committee's decisions with respect to awarding stock options are generally made late each year thus allowing the Committee to evaluate the Company's annual results as part of its decision making process. The Committee, as part of its evaluation of the executive officers' compensation for fiscal year 1996, awarded, in the aggregate, stock options covering a total of 65,000 shares of the Company's Common Stock to the Company's executive officers as a group, with the exception of Mr. Kirchner who to date has not been awarded any stock options. The stock options granted to the executive officers were based on a subjective analysis by the Committee of the executive officers' individual performance, rather than any specific Company performance criteria. In addition, the Committee also took into consideration the relationship of the awards to peer, subordinate and superior positions, prior awards and future performance expectations for the individual executives.

     Chief Executive Officer - Mr. Kirchner's salary and bonus are determined by the Committee substantially in accordance with the policies described above relating to all executive officers of the Company. Based on its review, the Committee determined to keep Mr. Kirchner's salary for the fiscal year 1996 at its present level.

     1993 OBRA - Executive Compensation Tax Deductibility - Beginning in 1995, the Internal Revenue Code, Section 162(m), limits the Company's ability to deduct, for federal income tax purposes, certain compensation in excess of $1 million per year paid to individual officers named in the Summary Compensation Table. Based on the amount of compensation paid to each of the named officers in fiscal 1996, it does not appear that Section 162(m) will have a significant impact on the Company in the near term. However, the Committee will continue to monitor whether its executive compensation plans should be amended to meet the deductibility requirements of the tax law.

     Members of the Compensation Committee:

                                 John S. Zink
                                 Don Cook
                                 John H. Williams

               VOTING SECURITIES AND COMMON STOCK OWNERSHIP
                       OF DIRECTORS AND MANAGEMENT

     The following table sets forth certain information, as of March 19, 1997, regarding the beneficial ownership of the Common Stock of the Company by each nominee for election as a director, each continuing director, the Company's Chief Executive Officer, each of the Company's four other most highly compensated executive officers for fiscal 1996 and the directors and executive officers of the Company as a group.

Name of Beneficial           Aggregate Number of         Percent of Outstanding
      Owner                   Beneficially Owned            Common Stock(1)
                                   Shares
------------------        -------------------------      ----------------------

King P. Kirchner             1,224,342 (2)(3)                    5.06

Don Cook                        18,138 (4)                         *

Earle Lamborn                  300,131 (2)(3)(5)                 1.24

William B. Morgan               22,500 (4)                         *

John G. Nikkel                 361,509 (2)(3)(5)(6)              1.50

John H. Williams                13,500 (4)                         *

John S. Zink                    53,500 (4)                         *

Don Bodard                   1,485,428 (4)                       6.14

Philip M. Keeley               218,595 (2)(5)(6)                   *

Larry D. Pinkston              126,273 (2)(3)(5)                   *

All Directors and Officers
as a Group (11 individuals)  3,881,084 (2)-(6)                  15.85

     * Less than 1%

(1) The number of shares includes the shares presently issued and outstanding plus the number of shares which any owner has the right to acquire within 60 days after March 19, 1997. For purposes of calculating the percent of the Common Stock outstanding held by each owner, the total number of shares excludes the shares which all other persons have the right to acquire within 60 days after March 19, 1997, pursuant to the exercise of outstanding stock options.

(2) Includes shares of Common Stock held under the Company's 401(k) thrift plan as of December 31, 1996, the latest valuation available at the time this Proxy Statement was prepared, for the account of: King P. Kirchner, 7,594; Earle Lamborn, 9,416; John G. Nikkel, 27,913; Philip M. Keeley, 28,968; Larry D. Pinkston, 13,032; and Directors and Officers as a group, 96,028.

(3) Of the shares listed as being beneficially owned, the following individuals disclaim any beneficial interest in shares held by spouses or for the benefit of family members: King P. Kirchner, 28,828; John G. Nikkel 76,000; Earle Lamborn, 199,460; and Larry D. Pinkston, 2,000.

(4) Includes unexercised stock options under the Company's Non-Employee Directors' Stock Option Plan to each of the following which may be exercised at the discretion of the holder: Don Cook, 12,500; William B. Morgan, 12,500; John H. Williams, 12,500; John S. Zink, 12,500; Don Bodard, 5,000; all non-Employee Directors as a group, 55,000.

(5) Includes unexercised stock options under the Company's Amended and Restated Stock Option Plan to each of the following which may be exercised within 60 days at the discretion of the holder: Earle Lamborn, 53,500; John G. Nikkel

     102,460; Philip M. Keeley, 53,500; Larry D. Pinkston, 27,500; and Directors and Officers as a group, 324,460.

(6) Includes 7,149 shares and 2,862 shares beneficially owned by Mr. Nikkel and Mr. Keeley, respectively, held by a private company over which Mr. Nikkel and Mr. Keeley have voting and investment power.

                         STOCK PERFORMANCE GRAPH

     The graph and the related disclosure contained in this section of the Proxy Statement should not be incorporated by reference into any prior filings by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporated future filings or portions thereof (including this proxy statement or the "Executive Compensation" section of this proxy statement).

     The following graph reflects a comparison of the cumulative total return (change in stock price plus reinvested dividends, assuming $100 invested on December 31, 1991) of the Common Stock of the Company from December 31, 1991 through December 31, 1996 with the Standard & Poor's 500 Composite Index and the S&P Oil - Integrated Domestic Indexes. The comparisons in this table are required by the Securities and Exchange Commission and, therefore, are not intended to forecast or be indicative of possible future performance of the Company's stock. In the past, the Company also included the S&P Oil and Gas Drilling index in its stock performance graph. However, that index is no longer available and, accordingly, it is not included in the following graph.



                               (GRAPH)


                      Dollar Value of $100 Investment at December 31,
                   ----------------------------------------------------
                     1991     1992     1993     1994     1995     1996
                   -------  -------  -------  -------  -------  -------
The Company        $100.00  $100.00  $157.14  $171.43  $271.43  $564.29

S&P 500            $100.00  $107.62  $118.46  $120.03  $165.13  $203.05

S&P Oil-Integ.     $100.00  $102.13  $107.60  $112.90  $128.53  $162.55

       COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 1996, the members of the Compensation Committee were responsible for determining executive compensation, including decisions relating to stock option grants to executive officers. None of the executive officers of the Company are members of the Compensation Committee.

                       ITEM NO. 2 ON THE PROXY CARD
                 RATIFICATION OF SELECTION OF INDEPENDENT
                               ACCOUNTANTS

     The Board of Directors, based on the recommendation of the Audit Committee, has unanimously selected Coopers & Lybrand L.L.P. as the independent certified public accountants for the Company for its 1997 fiscal year. The Board of Directors is asking the shareholders to ratify and approve this action. A representative of Coopers & Lybrand L.L.P., who will attend the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

     Although such ratification is not required by law, the Board of Directors believes that shareholders should be given the opportunity to express their views on this matter. Failure to ratify such selection is not binding on the Board of Directors.

     THE BOARD OF DIRECTORS DEEMS ITEM NO. 2 TO BE IN THE BEST INTEREST OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL, WHICH VOTE SHALL ALSO ACT TO RATIFY THE SELECTION OF COOPERS & LYBRAND, L.L.P.

                            OTHER MATTERS


       CERTAIN TRANSACTIONS BETWEEN THE COMPANY AND ITS OFFICERS,
         DIRECTORS, NOMINEES FOR DIRECTORS AND THEIR ASSOCIATES

     Since 1984 one of the subsidiaries of the Company, or its predecessor, has formed certain employee limited partnerships for investment by certain of the employees and directors of the Company and its subsidiaries. The limited partnerships participate with Unit Petroleum Company, a subsidiary of the Company, in its exploration and production operations. During the period commencing with the past fiscal year, Mr. John Nikkel, a director and the President of the Company, and Mr. Don Bodard, a director of the Company, invested $50,000 and $150,000, respectively, in the Unit 1996 Oil and Gas Limited Partnership and invested $60,000 and $100,000, respectively, in the Unit 1997 Oil and Gas Limited Partnership. In addition, Nike Exploration Company, which is owned 71.4% by Mr. Nikkel, invested $80,000 in each of these two employee programs.

     Mr. Don Bodard, a director of the Company, is the majority shareholder and Chairman of the Board of Directors of Ameribank, the parent company of American National Bank and Trust Company of Shawnee, Shawnee, Oklahoma ("American National"). American National is a participating bank in the Company's bank credit agreements. American National's participation is governed by the terms and conditions of an intercreditor agreement executed by and between all of the participating banks.

              VOTING SECURITIES AND COMMON STOCK OWNERSHIP
                      OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information, as of March 19, 1997, regarding the only persons known by the Company to own, directly or indirectly, five percent or more of the outstanding shares of Common Stock of the Company.



                                                      Percent of
Name and Address of           Amount and Nature of    Outstanding
Beneficial Owner              Beneficial Ownership    Common Stock(1)
-----------------------       --------------------    ---------------

King P. Kirchner
1000 Kensington Tower I
7130 South Lewis                   1,224,342 (2)          5.06
Tulsa, Oklahoma 74136

Don Bodard
P. O. Box 1089                     1,485,428 (3)          6.14
Shawnee, Oklahoma 74802

Dimensional Fund Advisors Inc.
1299 Ocean Avenue, 11th Floor      1,291,300 (4)          5.34
Santa Monica, California 90401


(1) The number of shares includes the shares presently issued and outstanding plus the number of shares which any owner has the right to acquire within 60 days after March 19, 1997. For purposes of calculating the percent of the Common Stock outstanding held by each owner, the total number of shares excludes the shares which all other persons have the right to acquire within 60 days after March 19, 1997, pursuant to the exercise of outstanding stock options.

(2) Includes 7,594 shares of Common Stock held under the Company's 401(k) thrift plan as of December 31, 1996. Of the shares listed, Mr. Kirchner disclaims any beneficial interest in 28,828 shares.

(3) Includes 5,000 shares attributable to shares of Common Stock not outstanding but which may be exercised within 60 days at the discretion of the holder.

(4) This information is based on Amendment No. 5 to Schedule 13G, dated February 5, 1997, filed with the Securities and Exchange Commission by Dimensional Fund Advisors Inc. ("Dimensional"). Dimensional, a registered investment advisor, is deemed to have beneficial ownership of 1,291,300 shares of Unit Common Stock as of December 31, 1996, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in a series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

             COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers and persons who own more than 10% of a registered class of the Company's equity securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it with respect to fiscal 1996, or written representations from certain reporting persons, the Company believes that it has complied with all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company's equity securities with the exception that a form 4, covering one transaction, was filed late by each of Mr. John Nikkel, Mr. Earle Lamborn, Mr. Philip Keeley and Mr. Larry Pinkston.

                MATTERS WHICH MAY COME BEFORE THE MEETING

     The Board of Directors does not intend to bring any other matters before the meeting, nor does the Company know of any matters which other persons intend to bring before the meeting. If, however, any other matters not mentioned in this proxy statement properly come before the meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their best judgment.

                   SUBMISSION OF SHAREHOLDER PROPOSALS

     Under the rules of the Securities and Exchange Commission now in effect, in order to be considered for inclusion in the Company's proxy statement relating to the 1998 Annual Meeting of Shareholders, a shareholder proposal must be received by the Company at its principal offices, 1000 Kensington Tower I, 7130 South Lewis, Tulsa, Oklahoma 74136, addressed to the Secretary of the Company, on or before November 26, 1997.

                     FORM 10-K ANNUAL REPORT TO THE
                   SECURITIES AND EXCHANGE COMMISSION

     COPIES OF THE ANNUAL REPORT (FORM 10-K) OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO: MARK E. SCHELL, SECRETARY, UNIT CORPORATION, P. O. BOX 702500, TULSA, OKLAHOMA 74170.

  PLEASE SIGN, DATE AND RETURN YOUR PROXY TO ASSURE THAT ALL OF YOUR
                          SHARES WILL BE VOTED.

                                  UNIT CORPORATION

                      PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                     MAY 7, 1997

     THIS PROXY IS SOLICITED ON BEHALF OF UNIT CORPORATION'S BOARD OF DIRECTORS


   P The undersigned hereby appoints King P. Kirchner and Mark E. Schell, and each of them, proxies for the undersigned, with full power of
   R substitution, to vote all shares of Unit Corporation Capital Stock which the undersigned may be entitled to vote at the Annual Meeting of
   O Shareholders of Unit Corporation, Tulsa, Oklahoma, on Wednesday, May 7, 1997 at 8:30 A.M., or at any adjournment thereof, upon the matters set
   X forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the
   Y    meeting or any adjournment thereof.

            Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the Board of Directors' recommendation, please sign the reverse side; no boxes need to be checked.


_______________________________________________________________________________

   COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON REVERSE SIDE

                  (Continued, and to be marked, dated & signed on reverse side)

                                                           Please mark
                                                           your votes   ( )
                                                           this way

   The Board of Directors recommends a vote FOR items 1 and 2.

                            WITHHELD
                        FOR  FOR ALL                        FOR AGAINST ABSTAIN
Item 1 - ELECTION OF    ( )   ( )    Item 2 -  APPROVAL OF  ( )   ( )     ( )
          DIRECTORS                             AUDITORS

         Nominees:
         John G. Nikkel
         John S. Zink

WITHHELD FOR: (Write that nominee's name in the space provided below).

   ____________________________________________
                                               PLEASE MARK THIS BOX IF YOU
                                               PLAN TO ATTEND THE MEETING  ( )

                                               COMMENTS/ADDRESS CHANGE
                                               Please mark this box if you have
                                               written comments/address change
                                               on the reverse side.        ( )

                                               Receipt is hereby acknowledged of
                                               the Unit Corporation Notice of
                                               Meeting and Proxy Statement.



Signature(s)_________________________________ Date: ___________________________

   NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.